UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                          May 12, 2005 (May 11, 2005)
               Date of Report (Date of Earliest Event Reported)

                          CAESARS ENTERTAINMENT, INC.
              (Exact name of Registrant as Specified in Charter)


         Delaware                    1-14573               88-0400631
----------------------------     ----------------    ---------------------------

(State or Other Jurisdiction       (Commission           (IRS Employer
    of Incorporation)             File Number)         Identification No.)


          3930 Howard Hughes Parkway
              Las Vegas, Nevada                               89109
-----------------------------------------------    -----------------------------
(Address of Principal Executive Offices)                   (Zip Code)


      Registrant's telephone number, including area code: (702) 699-5000

                                      N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

         On May 11, 2005, the Registrant issued a press release announcing the sale of the Reno Hilton. The press release announcing such matter is attached hereto as Exhibit 99.1.

Item 9.01         Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.                Description
-----------                -----------

99.1 Joint Press Release issued by Caesars Entertainment, Inc. and Grand Sierra Resort Corp. on May 11, 2005.

                                  Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CAESARS ENTERTAINMENT, INC.


                                      By:  /s/ WESLEY D. ALLISON
                                          --------------------------------------
                                            Name:   WESLEY D. ALLISON
                                            Title:  Senior Vice President,
                                                    Controller and Interim Chief
                                                    Financial Officer


Dated: May 12, 2005

                                 EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------

99.1 Joint Press Release issued by Caesars Entertainment, Inc. and Grand Sierra Resort Corp. on May 11, 2005.